UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 31, 2005

Exact Name of Registrant as Specified
	in Charter; State of Incorporation;	IRS Employer
Commission File Number	Address and Telephone Number	Identification Number

1-8962	Pinnacle West Capital Corporation	86-0512431
(an Arizona corporation)
400 North Fifth Street, P.O. Box 53999
Phoenix, AZ 85072-3999
(602) 250-1000

1-4473	Arizona Public Service Company	86-0011170
(an Arizona corporation)
400 North Fifth Street, P.O. Box 53999
Phoenix, AZ 85072-3999
(602) 250-1000
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
     This combined Form 8-K is separately filed by Pinnacle West Capital Corporation and Arizona Public Service Company. Each registrant is filing on its own behalf all of the information contained in this Form 8-K that relates to such registrant and, where required, its subsidiaries. Except as stated in the preceding sentence, neither registrant is filing any information that does not relate to such registrant, and therefore makes no representation as to any such information.

Page
Item 2.02 Results of Operations and Financial Condition.	2
Item 7.01 Regulation FD Disclosure.	2
Item 8.01 Other Events.	3
Item 9.01 Financial Statements and Exhibits.	5
Signatures.	6
Exhibit 10.1
Exhibit 99.1
Exhibit 99.2
Exhibit 99.3
Exhibit 99.4
Exhibit 99.5
Exhibit 99.6
Exhibit 99.7
Exhibit 99.8
Exhibit 99.9
Exhibit 99.10

Item 2.02. Results of Operations and Financial Condition
     Certain of the Information referenced in Item 7.01 below relates to Pinnacle West Capital Corporation’s (“Pinnacle West” or the “Company”) results of operations for its fiscal quarter and fiscal year ended December 31, 2005. This Information is attached hereto as Exhibits 99.2, 99.3, 99.7, 99.9, and 99.10.
     On February 1, 2006, the Company issued a press release regarding its financial results for its fiscal quarter and fiscal year ended December 31, 2005. A copy of the press release is attached hereto as Exhibit 99.9.
     The information being furnished pursuant to this Item 2.02 and in Exhibits 99.2, 99.3, 99.7, 99.9 and 99.10 of this report relating to the Company’s financial results for its fiscal quarter and fiscal year ended December 31, 2005 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 7.01. Regulation FD Disclosure
Financial and Business Information
     The Company is providing quarterly consolidated statistical summaries, earnings variance explanations, and a glossary of relevant terms (collectively, “Information”) to help interested parties better understand its business (see Exhibits 99.1, 99.2, 99.3, 99.4, 99.5, 99.6, 99.7, 99.8 and 99.10). This Information is concurrently being posted to the Company’s website at www.pinnaclewest.com. The Information may not represent all of the factors that could affect the Company’s operating or financial results for various periods. Some of the Information is preliminary in nature and could be subject to significant adjustment. Some of the Information is based on information received from third parties and may contain inaccuracies. The Company is not responsible for any such inaccuracies. Although the Company may update or correct the Information if it is aware that such Information has been revised or is inaccurate, the Company assumes no obligation to update or correct the Information and reserves the right to discontinue the provision of all or any portion of the Information at any time or to change the type of Information provided.

Item 8.01 Other Events
General Rate Case
     On January 31, 2006, Arizona Public Service Company (“APS”) filed with the Arizona Corporation Commission (the “ACC”) updated financial schedules, testimony and other data in the general rate case that APS filed on November 4, 2005. As requested by the ACC staff, the updated information uses the twelve months ended September 30, 2005 as the test period instead of the test year ended December 31, 2004 used in APS’ original filing. As a result of the updated filing, APS is requesting a 21.3%, or $453.9 million, increase in its annual retail electricity revenues effective no later than December 31, 2006. The original filing requested a 19.9%, or $409.1 million, retail rate increase.
     The updated requested rate increase is necessary to recover the following increased costs (dollars in millions):

	Updated Filing		Original Filing
	(January 31, 2006)		(November 4, 2005)
	Annual		Annual
	Revenue	Percentage	Revenue	Percentage
	Increase	Increase	Increase	Increase
Increased fuel and purchased power	$299.0	14.0%	$246.8	12.0%
Capital structure update	98.3	4.6%	96.8	4.7%
Rate base update, including acquisition of Sundance Power Plant	46.2	2.2%	42.5	2.1%
Pension funding	41.3	1.9%	41.2	2.0%
Other items	(30.9)	(1.4)%	(18.2)	(0.9)%

Total Increase	$453.9	21.3%	$409.1	19.9%

     The request is based on (a) a rate base of $4.4 billion, which approximates the ACC-jurisdictional portion of the book value of utility plant, net of accumulated depreciation, as of September 30, 2005; (b) a base rate for fuel and purchased power costs of $0.031904 per kilowatt-hour based on estimated 2006 prices; and (c) a proposed capital structure of 45% long-term debt and 55% common stock equity, with a weighted-average cost of capital of 8.73% (5.41% for long-term debt and 11.50% for common stock equity). As noted in the above chart, the requested increase in annual retail electricity revenues from the original filing is based solely on increased fuel and purchased power costs. If the ACC approves the requested base rate increase for fuel and purchased power costs (see clause (b) of this paragraph), subsequent power supply adjustor (“PSA”) rate adjustments and/or PSA surcharges would be reduced because such costs would otherwise be eligible for recovery in the future under APS’ PSA.
     The other primary components of the updated request remain unchanged from APS’ November 4, 2005 original rate case filing. For additional information regarding APS’ original filing, see “APS 2005 General Rate Case” in Note 5 of Notes to Condensed Consolidated Financial Statements in the Pinnacle West Capital Corporation/APS Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2005.
     The updated request does not include the power supply adjustor rate increase of approximately 5% that will take effect February 1, 2006 or any PSA surcharge APS may seek pursuant to the terms of the ACC’s decision entered on January 25, 2006. For additional information regarding this decision, see “Power Supply Adjustor Order” in Item 8.01 of the Pinnacle West/APS Current Report on Form 8-K filed January 26, 2006.

Item 9.01. Financial Statements and Exhibits
(c)	Exhibits.

Exhibit
No.	Registrant(s)	Description

10.1	Pinnacle West APS	Performance Share Agreement under the Pinnacle West Capital Corporation 2002 Long-Term Incentive Plan

99.1	Pinnacle West APS	Pinnacle West Capital Corporation quarterly consolidated statistical summary (cover page and list of contents).

99.2	Pinnacle West APS	Pinnacle West Capital Corporation quarterly consolidated statistical summary for the periods ended December 31, 2005 and 2004.

99.3	Pinnacle West APS	Pinnacle West Capital Corporation consolidated statistics by quarter for 2005.

99.4	Pinnacle West	Pinnacle West Capital Corporation consolidated statistics by quarter for 2004.

99.5	Pinnacle West	Pinnacle West Capital Corporation consolidated statistics by quarter for 2003.

99.6	Pinnacle West	Pinnacle West Capital Corporation consolidated statistics by quarter for 2002.

99.7	Pinnacle West APS	Pinnacle West Capital Corporation earnings variance explanations for periods ended December 31, 2005 and 2004, unaudited condensed consolidated statements of income for the three and twelve months ended December 31, 2005 and 2004 and non-GAAP financial measure reconciliation operating income (GAAP measure) to gross margin (non-GAAP financial measure).

99.8	Pinnacle West APS	Glossary of Terms.

99.9	Pinnacle West APS	Earnings News Release issued on February 1, 2006.

99.10	Pinnacle West APS	Non-GAAP Financial Measure Reconciliation-Operating Income (GAAP measure) to Gross Margin (non-GAAP financial measure).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINNACLE WEST CAPITAL CORPORATION (Registrant)
Dated: February 1, 2006	By:	/s/ Barbara M. Gomez
Barbara M. Gomez
Vice President and Treasurer

ARIZONA PUBLIC SERVICE COMPANY (Registrant)
Dated: February 1, 2006	By:	/s/ Barbara M. Gomez
Barbara M. Gomez
Vice President and Treasurer

Exhibit Index

Exhibit
No.	Registrant(s)	Description

10.1	Pinnacle West APS	Performance Share Agreement under the Pinnacle West Capital Corporation 2002 Long-Term Incentive Plan

99.1	Pinnacle West APS	Pinnacle West Capital Corporation quarterly consolidated statistical summary (cover page and list of contents).

99.2	Pinnacle West APS	Pinnacle West Capital Corporation quarterly consolidated statistical summary for the periods ended December 31, 2005 and 2004.

99.3	Pinnacle West APS	Pinnacle West Capital Corporation consolidated statistics by quarter for 2005.

99.4	Pinnacle West	Pinnacle West Capital Corporation consolidated statistics by quarter for 2004.

99.5	Pinnacle West	Pinnacle West Capital Corporation consolidated statistics by quarter for 2003.

99.6	Pinnacle West	Pinnacle West Capital Corporation consolidated statistics by quarter for 2002.

99.7	Pinnacle West APS	Pinnacle West Capital Corporation earnings variance explanations for periods ended December 31, 2005 and 2004, unaudited condensed consolidated statements of income for the three and twelve months ended December 31, 2005 and 2004 and non-GAAP financial measure reconciliation operating income (GAAP measure) to gross margin (non-GAAP financial measure).

99.8	Pinnacle West APS	Glossary of Terms.

99.9	Pinnacle West APS	Earnings News Release issued on February 1, 2006.

99.10	Pinnacle West APS	Non-GAAP Financial Measure Reconciliation-Operating Income (GAAP measure) to Gross Margin (non-GAAP financial measure).